Rule 497(e)

Registration Nos. 333-143964 and 811-21944

FIRST TRUST EXCHANGE-TRADED FUND II
(the “Trust”)

FIRST TRUST BICK INDEX FUND

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND

FIRST TRUST STOXX EUROPEAN SELECT DIVIDEND INDEX FUND

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND

FIRST TRUST INDXX GLOBAL NATURAL RESOURCES INCOME ETF

FIRST TRUST INDXX GLOBAL AGRICULTURE ETF

FIRST TRUST GLOBAL ENGINEERING AND CONSTRUCTION ETF

FIRST TRUST GLOBAL WIND ENERGY ETF

FIRST TRUST NASDAQ CLEAN EDGE SMART GRID INFRASTRUCTURE INDEX FUND

FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND

FIRST TRUST CLOUD COMPUTING ETF

FIRST TRUST INTERNATIONAL EQUITY OPPORTUNITIES ETF

FIRST TRUST NASDAQ CYBERSECURITY ETF
(each a “Fund” and collectively, the “Funds”)

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

THIS SUPPLEMENT SUPERSEDES THE SUPPLEMENT FILED ON MARCH 10, 2021

DATED MARCH 11, 2021

Notwithstanding anything to the contrary in the Funds’ Statement of Additional Information, the subsections entitled “Information for Investors in the European Economic Area,” “Information for Investors in the United Kingdom,” “Information for Investors in Ireland” and “AIFM Directive Disclosures” in the “Additional Information” section of the Funds’ Statement of Additional Information are hereby deleted in their entirety and replaced with the following:

INFORMATION FOR INVESTORS IN THE EUROPEAN ECONOMIC AREA (“EEA”) ONLY

The following disclosures are included in this SAI solely for the purposes of compliance with the applicable EEA law and regulation resulting from, of and as a consequence of, the Funds’ registration or notification under the EU Directive on Alternative Investment Fund Managers (Directive (2011/61/EU)) (the “AIFM Directive”) national private placement regimes in certain European Union (“EU”) and EEA jurisdictions. The following disclosures are not intended for, and should not be relied on by, any investor other than an investor in the relevant EU and/or EEA jurisdictions because the rules, regulations and requirements applicable to the Funds in those jurisdictions as a result of their registration or notification differ from the rules, regulations and requirements applicable to the Funds under the Investment Company Act.

European Union’s Sustainable Finance Disclosure Regulation

First Trust Global Wind Energy ETF and First Trust NASDAQ Clean Edge Smart Grid Infrastructure Index Fund

While First Trust Advisors L.P. (the “Advisor”) is not itself generally subject to Regulation 2019/2088 of the European Parliament and of the Council on sustainability-related disclosures in the financial sector (“SFDR”), by virtue of the Funds’ registration or notification under the AIFMD national private placement regimes in certain EU and EEA jurisdictions, some limited disclosures under the SFDR must be made in respect of the Funds and the following section is intended to satisfy certain of such requirements. The SFDR requires the Advisor to determine, on a product-by-product basis, whether “sustainability risks” are relevant to the Advisor’s in-scope financial products, including the Funds.

For the purposes of SFDR, “sustainability risk” means an environmental, social or governance (“ESG”) event or condition that, if it occurs, could cause an actual or a potential material negative impact on the value of an investment.

Solely for the purposes of SFDR, the Advisor has determined that sustainability risks are not relevant to the Funds on the basis that in light of the investment strategy of the Funds, and in particular the index tracking strategy employed by the Advisor on behalf of each of the Funds, the Advisor considers that environmental, social or governance events or conditions are unlikely to cause a material negative effect on the returns of the Funds, as such terms are interpreted and applied under SFDR.

Consequently, the Advisor does not integrate sustainability risks into its investment decision making for the Funds and the Advisor has not assessed the likely impacts of sustainability risks on the returns of the Funds, as such terms are interpreted and applied under SFDR.

The Advisor will keep its assessment that sustainability risks are not relevant to the Funds under regular review.

SFDR requires the Advisor to disclose whether, and if so how, it considers the principal adverse impacts (“PAIs”) of its investment decisions on sustainability factors, in accordance with a specific regime outlined in SFDR, in relation to the Funds. The Advisor does not consider the principal adverse impacts of its investment decisions on sustainability factors (either generally or in relation to the Funds).

The Advisor firmly believes that its primary duty is to aid its clients in achieving their investment objectives and protecting their economic interests. To that end, it is the policy of the Advisor to make investment decisions based on a variety of factors and risk assessments. In its discretion as an investment advisor, the Advisor will determine whether ESG factors are appropriate considerations for a particular investment strategy. ESG factors will not be determinative, nor will the Advisor exclude securities based on ESG considerations alone, unless a strategy specifically states otherwise. Like other risks, ESG issues and sustainability risk could impact the long-term value of an investment. These factors may be part of the overall set of considerations that are necessary to act with diligence in making informed investment decisions. The Advisor will therefore, where appropriate, consider the impact of ESG factors and data along with other issuer, industry, and market factors as part of its investment process, always with a view to its duty to its clients.

In addition, the Advisor considers that its primary investment strategies and client relationships do not support adoption of the PAI regime within SFDR.

For passively managed index replicating investment funds, changes to the investment portfolios are driven by changes to the relevant index in accordance with its published methodology rather than by an active selection of stocks by the Advisor. Accordingly, the Advisor does not exercise discretion to actively select or deselect investments in these circumstances. There will be integration of ESG factors into the Advisor’s investment process for passively managed funds only in circumstances where the fund replicates an index that takes ESG characteristics into account. In those circumstances, the evaluation of an index’s methodology will take place during the product development process and any subsequent changes in methodology will be considered by the Advisor’s investment committee. During the product development process, the Advisor may take into account the rewards of, benefits of, and potential investor demand for tracking an index that promotes ESG characteristics.

All Other Funds

While First Trust Advisors L.P. (the “Advisor”) is not itself generally subject to Regulation 2019/2088 of the European Parliament and of the Council on sustainability-related disclosures in the financial sector (“SFDR”), by virtue of the Funds’ registration or notification under the AIFM Directive national private placement regimes in certain EU and EEA jurisdictions, some limited disclosures under the SFDR must be made in respect of the Funds and the following section is intended to satisfy certain of such requirements. The SFDR requires the Advisor to determine, on a product-by-product basis, whether “sustainability risks” are relevant to the Advisor’s in-scope financial products, including the Funds.

For the purposes of SFDR, “sustainability risk” means an environmental, social or governance (“ESG”) event or condition that, if it occurs, could cause an actual or a potential material negative impact on the value of an investment.

Solely for the purposes of SFDR, the Advisor has determined that sustainability risks are not relevant to the Fund(s) on the basis that the Fund invests principally in investments or asset classes which, in the opinion of the Advisor, are not ordinarily subject to sustainability risk as a material negative impact on the value of those investments, as such terms are interpreted and applied under SFDR.

Consequently, the Advisor does not integrate sustainability risks into its investment decision making for the Funds and the Advisor has not assessed the likely impacts of sustainability risks on the returns of the Funds, as such terms are interpreted and applied under SFDR.

The Advisor will keep its assessment that sustainability risks are not relevant to the Funds under regular review.

SFDR requires the Advisor to disclose whether, and if so how, it considers the principal adverse impacts (“PAIs”) of its investment decisions on sustainability factors, in accordance with a specific regime outlined in SFDR, in relation to the Funds. The Advisor does not consider the principal adverse impacts of its investment decisions on sustainability factors (either generally or in relation to the Funds).

In addition, the Advisor considers that its primary investment strategies and client relationships do not support adoption of the PAI regime within SFDR.

Information for Investors in the EEA Regarding Offering of the Funds

In relation to each Member State of the EEA which has implemented the AIFM Directive, the Prospectus, and any summary Prospectus or SAI relating to the Funds, may only be distributed and shares may only be offered or placed in a Member State to the extent that: (1) the Funds are permitted to be marketed to professional investors in the relevant member state in accordance with the AIFM Directive (as implemented into the local law/regulations of the relevant Member State); or otherwise (2) the Prospectus and SAI may be lawfully distributed and the shares may lawfully be offered or placed in that Member State (including at the initiative of the investor).

In relation to each Member State of the EEA which, at the date of this SAI, has not implemented the AIFM Directive, the Prospectus and this SAI may only be distributed and shares may only be offered or placed to the extent that the Prospectus and this SAI may be lawfully distributed and the shares may lawfully be offered or placed in that Member State (including at the initiative of the investor).

In addition, the following restrictions apply to the distribution of the Prospectus and SAI in the following Member States:

Information for Investors in the United Kingdom

Subject always to the foregoing notice in respect of the EEA, this SAI is being issued in the United Kingdom by First Trust Global Portfolios Limited (which is authorized and regulated by the Financial Conduct Authority (the “FCA” )) only to and/or is directed only at persons who are professional clients or eligible counterparties for the purposes of the FCA’s Conduct of Business Sourcebook. The opportunity to invest in the Funds is only available to such persons in the United Kingdom, and the Prospectus and SAI must not be relied on or acted upon by any other persons in the United Kingdom.

Information for Investors in Ireland

The distribution of this Prospectus and SAI in Ireland and the offering or purchase of shares is restricted to the individual to whom it is addressed. Accordingly, it may not be reproduced in whole or in part, nor may its contents be distributed in writing or orally to any third party and it may be read solely by the person to whom it is addressed and his/her professional advisers. Shares in the Funds will not be offered or sold by any person:

(a)	otherwise than in conformity with the provisions of the European Communities (Markets in Financial Instruments) Regulations 2007 and the European Union (Alternative Investment Fund Managers) Regulations 2013, each as amended; or
(b)	in any way which would require the publication of a prospectus under the Companies Act 2014 or any regulations made thereunder; or
(c)	in Ireland except in all circumstances that will result in compliance with all applicable laws and regulations in Ireland.

AIFM Directive Disclosures

Background. The AIFM Directive is an EU directive which regulates the management and marketing of funds within the EEA. The AIFM Directive distinguishes between EU and non-EU funds and EU and non-EU fund managers and different obligations apply under the AIFM Directive depending on where the fund is based and where the manager is based. Certain disclosure, transparency and reporting obligations are imposed on non-EU fund managers wishing to market funds to investors in the EEA. There are additional requirements imposed on EU fund managers, which do not currently apply to First Trust.

To the extent not already disclosed to you prior to your investment in the Funds, the purpose of this section of this SAI is to satisfy the disclosures which are required to be provided to you under the AIFM Directive.

Overview of the Funds and the Service Providers. The Funds are non-EU AIFs (“AIF” means an alternative investment fund for the purposes of the AIFM Directive).

First Trust Advisors L.P. (“First Trust”) is the AIFM of the Funds (“AIFM” means an alternative investment fund manager for the purposes of the AIFM Directive). First Trust is a non-EU AIFM.

The Trust has entered into agreements with various service providers including First Trust (as the Investment Advisor), the Custodian, Distributor, Transfer Agent, Administrator, index providers and the exchange where each Fund is listed in respect of the Funds. Further details regarding the duties and roles of such service providers can be found in the Prospectus and this SAI for the Funds.

In addition to the parties listed above, the Trust has appointed (i) Chapman and Cutler LLP as its legal counsel which advises it on US legal matters; (ii) Deloitte & Touche LLP as the Funds’ auditors who undertake to audit the Funds’ financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) (United States); and (iii) CT Corporation System as the Funds’ registered agent.

First Trust is not required to ensure that the Funds appoint, and the Funds have not appointed, a depositary for purposes of the AIFM Directive (a depositary in the context of the AIFM Directive, has a specific role and function. The appointment of such depositary is not required for non-EU AIFs with non-EU AIFMs). As such investors in the Funds have no rights as against any person in respect of the duties or liabilities of a depositary under the AIFM Directive.

Investors’ Contractual Rights. In respect of each of the service providers to the Funds, investors who purchase shares in the Funds in the secondary market have no direct rights of action against the service providers, as a matter of contract law or under the establishment documents of the Trust. The proper plaintiff in an action in respect of which a wrongdoing is alleged to have been committed against the Funds or the Trust by a service provider is, prima facie, the Trust itself. An investor may bring a derivative or similar action or proceeding (“Derivative Action” ) against the Trust or a Fund to recover a judgment in its favor in accordance with the provisions of the Declaration. Accordingly, investors would have no direct contractual right against the relevant service provider for breach of the agreement governing its appointment by the Trust. The foregoing disclosure is without prejudice to such other rights of action (for example, under the securities laws, tort law or in respect of breach of fiduciary duty) which might in certain situations be separately available to investors.

Investment in the Funds. Investors will buy shares in the Funds in secondary market transactions through brokers and will not subscribe for shares from the Trust directly. As such, there is no direct contractual relationship between the Funds and the investor in connection with the purchase or sale of shares. While the Funds are established under Massachusetts law and Massachusetts law does facilitate the enforcement of judgments obtained in foreign jurisdictions, investors who buy shares on the secondary market will have no direct contractual right of action against the Funds. Investors should refer to “How to Buy and Sell Shares” in the main body of the Prospectus for more detail. The foregoing disclosure is without prejudice to such other rights of action (for example, under the securities laws, tort law or in respect of breach of fiduciary duty) which might in certain situations be separately available to investors.

Redemption from the Funds. Non-US investors will sell shares in secondary market transactions through brokers and will not redeem shares from the Funds directly. Shares can be sold throughout the trading day like other publically traded shares. Investors should refer to “How to Buy and Sell Shares” in the main body of the Prospectus for more detail.

Liquidity Risk Management. Investors should note that while First Trust is not required to implement liquidity management arrangements in accordance with the AIFM Directive in respect of the Funds, the Funds are subject to the liquidity limitations established by the SEC. The Trustees have delegated to First Trust the day-to-day determination of illiquidity of equity and fixed income securities as described under “Illiquid Securities” in this SAI.

Treatment of Investors. The Trust and the AIFM do not offer any investors preferential treatment or the right to obtain preferential treatment. Whilst the Trust does not take specific steps to ensure the fair treatment of investors, under the 1940 Act the Trustees are required to monitor how a Fund operates and oversee matters where the interests of the Fund and its shareholders may differ from those of its investment adviser.

First Trust is registered as an investment adviser with the SEC, and is subject to regulation and oversight designed to protect shareholders. Under the Investment Advisers Act of 1940, First Trust is a fiduciary to its clients, including the Funds, and is therefore required to act in the best interests of clients and to place the interests of clients before its own.

Information Regarding the use of Leverage and Collateral. The AIFM Directive requires disclosure of certain information relating to leverage, collateral and asset re-use arrangements. The Funds may obtain leverage through the use of derivatives and other non-fully funded investments such as reverse repurchase agreements, firm commitment agreements and standby commitment agreements if, and to the extent that, such transactions are (i) disclosed in the Funds’ Prospectus and SAI and (ii) deemed appropriate investments by First Trust. These leveraged trading practices generally have not been prohibited by the SEC, though the SEC has published guidance on the manner in which the Funds may cover their leveraged trading practices to limit leverage and avoid the need to address the leverage concerns in Section 18 of the 1940 Act, which severely restricts how the Funds may use leverage. All arrangements entered into by First Trust on behalf of the Funds which result in leverage follow the parameter of the guidance published by the SEC.

As a non-EU AIFM, First Trust is not obliged to set a maximum permitted level of leverage which it may employ in its management of the Funds. The total amount of leverage employed by the Funds is provided at www.ftglobalportfolios.com.

Investors should refer to the “Investment Objectives and Policies” and “Investment Strategies” section of this SAI for more details on the use and risk of leverage by the Funds.

Shareholder Voting Rights. The Declaration requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. The Funds’ fundamental policies, as described in the “Investment Objectives and Policies” section of this SAI, may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of a Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii)more than 50% of the outstanding voting securities.

Net Asset Value. The latest NAV of the Funds, and the latest NAV per share of each class of share of the Funds, is available online at: www.ftglobalportfolios.com and online stock quote services. Generally investors will buy and sell shares of the Funds in secondary market transactions through brokers. Shares of the Funds will therefore be available at the relevant market price rather than NAV.

The historical performance of the Funds since inception is available online at: www.ftglobalportfolios.com.

Accounts. Under the AIFM Directive, First Trust is required to make available the annual report of the Funds that it markets in the EEA. This must be prepared by no later than 6 months following the end of the financial year and contain certain specific content requirements set out in the AIFM Directive. Once the annual report has been produced, it will be made available to investors in the manner as set out in the Prospectus.

Professional Liability Requirements/Delegation by the AIFM/Valuation. As anon-EU AIFM, First Trust is not subject to certain EU requirements relating to (i) the cover of professional liability risk by holding either additional of its own funds or appropriate professional liability insurance; (ii) permitted delegation and the management and disclosure of conflicts of interest relating to any such delegation; and (iii) valuation as set out in Article 19 of the AIFM Directive. As such, no disclosures for the purposes of the AIFM Directive have been made. Notwithstanding this, First Trust and the Funds continue to comply with their requirements under US law.

Periodic Disclosure Obligations. The following information will be disclosed to Fund shareholders on a periodic basis by way of a posting being made on www.ftglobalportfolios.com:

•	the percentage of the Funds’ assets, if any, that are subject to special arrangements arising from their illiquid nature (including, but not limited to, deferrals of redemptions and suspensions);
•	the current risk profile of each Fund and the risk management systems employed by the AIFM to manage those risks; and
•	the total amount of leverage employed by each Fund, if any.

Whenever any new arrangements for managing the liquidity of the Funds are introduced including, but not limited to, any material changes to the liquidity management systems and procedures employed by First Trust, a disclosure to this effect will be uploaded on the Funds’ website. The Fund swill ensure that a notice is uploaded on an expedited basis whenever deferrals or other similar special arrangements are activated or where redemptions of shares are suspended.

A notice will be posted without undue delay whenever there is a change to a maximum level of leverage which may be employed on behalf of a Fund; and any changes are made to the right of re-use of collateral or any changes to any guarantee granted under any leveraging arrangement.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE